Exhibit 3.1  Articles of Incorporation, as amended to date.

     The Articles of Incorporation were filed as an exhibit to the Company's Form 10-K for the fiscal year ended December 31, 1994, and are incorporated herein by this reference. The Articles of Incorporation have been modified since that time as follows:

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION
                                      OF
                          MERCURY GENERAL CORPORATION

      George Joseph and Judy Walters certify that:

      1. They are the chairman of the board of directors and the secretary, respectively, of MERCURY GENERAL CORPORATION, a California corporation.

      2.   Article SEVEN of the articles of incorporation is amended to read:

      "SEVEN: The corporation is authorized to issue only one class of shares to be designated "Common Stock." The total number of said shares which the corporation shall have the authority to issue is Thirty-Five Million (35,000,000) shares; and, the shares shall be without par value."

      3. The amendment herein set forth has been duly approved by the board of directors.

      4. The amendment herein set forth has been duly approved by the required vote of the shareholders in accordance with Section 902 of the Corporations Code. The corporation has only one class of shares and the number of outstanding shares is 27,531,425. The number of shares voting in favor of the amendment equaled or exceeded the vote required. The percentage vote required for the approval of the amendment herein set forth was not less than 66-2/3% of the voting power of the corporation.



                                            /s/ George Joseph
                                            ---------------------------
                                            George Joseph, Chairman of
                                            the Board of Directors

                                            /s/ Judy Walters
                                            ----------------------------
                                            Judy Walters, Secretary

       The undersigned further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

        Executed at Los Angeles, California on August 14, 1997.



                                            /s/ George Joseph
                                            ---------------------------
                                            George Joseph

                                            /s/ Judy Walters
                                            ----------------------------
                                            Judy Walters

                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION
                                      OF
                          MERCURY GENERAL CORPORATION

      George Joseph and Judy Walters certify that:

      1. They are the chairman of the board of directors and the secretary, respectively, of MERCURY GENERAL CORPORATION, a California corporation.

      2.   Article SEVEN of the articles of incorporation is amended to read:

           "SEVEN: The corporation is authorized to issue only one class of
            -----
shares to be designated "Common Stock." The total number of said shares which the corporation shall have the authority to issue is Seventy Million (70,000,000) shares; and, the shares shall be without par value. Upon the amendment of this Article to read as hereinabove set forth, each outstanding share is split up and converted into two shares of Common Stock."

      3. The amendment herein set forth has been duly approved by the board of directors.

      4. Pursuant to Section 902(c) of the California Corporations Code, the vote of the shareholders of the corporation is not required to effect the foregoing amendment of articles of incorporation.

      5. The corporation has only one class of shares outstanding and the amendment effects only a stock split and an increase in the authorized number of shares in proportion to the split.


                                            /s/ George Joseph
                                            ---------------------------
                                            George Joseph, Chairman of
                                            the Board of Directors

                                            /s/ Judy Walters
                                            ----------------------------
                                            Judy Walters, Secretary

       The undersigned further declare under penalty of perjury under the laws of the State of California that they have read the foregoing certificate and know the contents thereof and that the same is true of their own knowledge.

        Executed at Los Angeles, California on August 27, 1997.



                                            /s/ George Joseph
                                            ---------------------------
                                            George Joseph

                                            /s/ Judy Walters
                                            ----------------------------
                                            Judy Walters